AMENDMENT AGREEMENT NO. 1

                                 to that certain

                           REVOLVING CREDIT AGREEMENT

         This AMENDMENT AGREEMENT NO. 1 (the "Amendment"), dated as of October 1, 1997, is among National Auto Finance Company, Inc. (the "Borrower"), BankBoston, N.A. and the other lending institutions party thereto (collectively the "Banks"), and BankBoston, N.A. as agent (the "Agent") for itself and the other Banks.

         WHEREAS, the Borrower, the Banks and the Agent are parties to that certain Revolving Credit Agreement, dated as of September 29, 1997 (as amended and in effect from time to time, the "Credit Agreement"), pursuant to which the Banks, upon certain terms and conditions, have made loans to the Borrower; and

         WHEREAS, the Borrower had requested that the Banks agree, and the Banks have agreed, on the terms and subject to the conditions set forth herein, to make certain changes to the Credit Agreement;

         NOW, THEREFORE, the parties hereto hereby agree as follows:

         SS.1.      DEFINED  TERMS.  Capitalized  terms  which  are used  herein
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without definition and which are defined in the Credit Agreement shall have the same meanings herein as in the Credit Agreement.

         SS.2.      AMENDMENT OF CREDIT AGREEMENT.  The Credit Agreement is
                    -----------------------------
hereby amended as follows:

                  (a) The definition of "Termination Date" set forth in ss.1.1 of the Credit Agreement is amended and restated in its entirety to read as follows:

                           Termination Date.   January 19, 1998.

                  (b) Section 8.4 of the Credit Agreement is amended and restated in its entirety to read as follows:

                           8.4. DISTRIBUTIONS. The Borrower will not make any
                  Distributions other than Distributions to holders of preferred stock of the Borrower, provided that (i) no Default or Event of Default shall have occurred and be continuing or would occur as a result of such Distribution and (ii) the aggregate amount of such Distributions from and after the Closing Date does not exceed $41,000 during any fiscal quarter.
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                  (c) Section 8.10 of the Credit Agreement is amended by
         deleting the words "Schedule 6.15" and substituting in place thereof the words "Schedule 8.10".

                  (d) All references to Schedule 8.10 in the Credit Agreement (as amended hereby) shall be deemed to refer to the Schedule 8.10 attached hereto.

         SS.3. AFFIRMATION AND ACKNOWLEDGMENT OF THE BORROWER. The Borrower
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hereby ratifies and confirms all of its Obligations to the Banks, including, without limitation the Loans, and the Borrower hereby affirms its absolute and unconditional promise to pay to the Banks the Loans and all other amounts due under the Credit Agreement as amended hereby. The Borrower hereby confirms that the Obligations are and remain secured pursuant to the Security Documents and pursuant to all other instruments and documents executed and delivered by the Borrower as security for the Obligations.

         SS.4. REPRESENTATIONS  AND  WARRANTIES.  The Borrower  hereby
               --------------------------------
represents  and warrants to the Banks as follows:

                  (a) The execution and delivery by the Borrower of this Amendment and all other instruments and agreements required to be executed and delivered by the Borrower in connection with the transactions contemplated hereby or referred to herein (collectively, the "Amendment Documents"), and the performance by the Borrower of its obligations and agreements under the Amendment Documents and the Credit Agreement as amended hereby, are within the corporate authority of the Borrower, have been authorized by all necessary corporate proceedings on behalf of the Borrower, and do not and will not contravene any provision of law, statute, rule or regulation to which the Borrower or any of its Subsidiaries is subject or any of the Borrower's charter, other incorporation papers, by-laws or any stock provision or any amendment thereof or of any indenture, agreement, instrument or undertaking binding upon the Borrower.

                  (b) The Amendment Documents and the Credit Agreement as amended hereby constitute legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting generally the enforcement of creditors' rights.

                  (c) No approval or consent of, or filing with, any governmental agency or authority is required to make valid and legally binding the execution, delivery or performance by the Borrower of the Amendment Documents or the Credit Agreement as amended hereby, or the consummation by the Borrower of the transactions among the parties contemplated hereby and thereby or referred to herein.

                  (d) The representations and warranties contained in ss.6 of the Credit Agreement were correct at and as of the date made. Except to the extent of changes resulting from transactions contemplated or

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         permitted by the Credit Agreement and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse and to the extent such representations and warranties relate expressly to an earlier date, such representations and warranties also are correct at and as of the date hereof.

                  (e) The Borrower has performed and complied in all material respects with all terms and conditions herein required to be performed or complied with by it prior to or at the time hereof, and as of the date hereof, after giving effect to the provisions hereof, there exists no Event of Default or Default.

         SS.5. EFFECTIVENESS.  The  effectiveness  of this Amendment shall
               -------------
be subject to the satisfaction of the following conditions:

                  (a) Delivery. Each of the Borrower and the Banks shall have executed and delivered this Amendment.

                  (b) Proceedings and Documents. All proceedings in connection with the transactions contemplated by this Amendment and all documents incident thereto shall be reasonably satisfactory in substance and form to the Banks, the Agent and the Agents' Special Counsel, and the Banks, the Agent and such counsel shall have received all information and such counterpart originals or certified or other copies of such documents as the Agent may reasonably request.

         SS.6. MISCELLANEOUS PROVISIONS. (a) Except as otherwise expressly
               ------------------------
provided by this Amendment, all of the terms, conditions and provisions of the Credit Agreement shall remain the same. It is declared and agreed by each of the parties hereto that the Credit Agreement, as amended hereby, shall continue in full force and effect, and that this Amendment and the Credit Agreement shall be read and construed as one instrument.

         (b) THIS AMENDMENT IS INTENDED TO TAKE EFFECT AS AN AGREEMENT UNDER SEAL AND SHALL BE CONSTRUED ACCORDING TO AND GOVERNED BY THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS.

         (c) This Amendment may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument. In making proof of this Amendment it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.

         (d) Pursuant to ss.15 of the Credit Agreement, the Borrower hereby agrees to pay to the Agent, on demand by the Agent, all reasonable out-of-pocket costs and expenses incurred or sustained by the Agent in connection with the preparation of this Amendment (including reasonable legal fees).


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         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

                                    NATIONAL AUTO FINANCE COMPANY,
                                     INC.


                                    By:____________________________________
                                             Title:


                                    BANKBOSTON, N.A.,
                                       individually and as Agent


                                    By:____________________________________
                                             Title: